SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

X    Filed by the Registrant

     Filed by a Party other than the Registrant
     Check the appropriate box:
     Preliminary Proxy Statement

     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

X    Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Sec.240.14a-12

                            CROWN INTERNATIONAL INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X    No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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                            CROWN INTERNATIONAL INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON AUGUST 23RD ,2002

     The Special Meeting of Shareholders (the "Special Meeting") of Crown International Inc. (the "Company") will be held at 80 Richmond St. West , Suite 1604 , Toronto , Ontario at 12:00 p.m., EST time, on August 23rd, 2002, for the following purposes:

1) To elect directors, each for a term of one year and until their respective successors are duly elected and qualified;

2) To approve the creation of an Audit Committee of the Company's Board of Directors;

3) To consider and act upon a proposal to ratify the Board of Directors' selection of Earl M Cohen , C.P.A. , as independent auditor for the Company for the fiscal year ending March 31, 2003;

4) To consider and act upon a proposal to transfer to a wholly owned subsidiary of the Company all of the Company's assets;

5) To consider and act upon a proposal to acquire all or a majority of the stock of Crown Medical Systems Inc.("CMS");

6) To consider and act upon a proposal to convert all or part of the debt of Macwin Investments Inc. into shares of the Company;

7) To consider and act upon a proposal to issue shares in the Company as compensation to various persons or Corporations for services rendered to the Company and to issue shares in the Company to Investors;

8) To consider and act upon a proposal to provide a Contract to Macwin Investments Inc. (Macwin) to provide the Company with Corporate Governance Services and to issue to Macwin shares in the Company as payment therefore;

9) To transact such other business as properly may come before the Special Meeting or any postponement or adjournment or adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on August 1st , 2002 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting. It is expected that this Notice of Special Meeting of Shareholders and the accompanying proxy materials will be mailed or delivered to shareholders commencing on or about August 2nd , 2002.

     Regardless of whether you expect to attend the Special Meeting in person, you are requested to complete, date and sign the enclosed proxy form and return it at your earliest convenience to the Company in the enclosed envelope having prepaid postage. If you attend the meeting in person, you may revoke your proxy and vote your shares in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            By: /s/ Alan Irwin
01 August, 2002                             ---------------------
                                            Alan Irwin, President




AUGUST 1, 2002

PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND SIGN AND RETURN YOUR PROXY FORM PROMPTLY. YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.


                            CROWN INTERNATIONAL INC.

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors (the "Board of Directors")of Crown International Inc., a Florida corporation (the "Company"), in connection with the special meeting of the Company's shareholders to be held at 80 Richmond St. West ,Suite 1604, Toronto , Ontario at 12:00 p.m., EST, on August 23rd , 2002, or any postponement or adjournment or adjournments thereof(the "Special Meeting"). The Company's executive offices are located at 80 Richmond St. West, Suite 1604, Toronto, Ontario, M5H 2A4. The Company's telephone number at that address is(416)866-8213.

                              GENERAL INFORMATION
                              -------------------

     The Company's common stock, par value $.001 per share (the "Common Stock") is the only class of securities that are entitled to vote at the Special Meeting. The Board of Directors has fixed August 1st , 2002 as the record date (the "Record Date") for determining those shareholders entitled to notice of, and to vote at, the Special Meeting. It is expected that this Proxy Statement, the attached Notice of Special Meeting of Shareholders, the accompanying form of proxy and the Company's Annual filing for the fiscal year ended March 31, 2002 (the "Annual Filing") will first be mailed or delivered to shareholders commencing on or about August 2, 2002.

     On August 1st , 2002 there were 2,903,900 shares of Common Stock outstanding.

     Each share of Common Stock entitles the holder to one vote on each matter to come before the Special Meeting.

      A quorum of the shareholders is required at the Special Meeting for the shareholders to take action effectively with respect to the proposals described in this Proxy Statement or to transact effectively any other business at the Special Meeting. A quorum of the shareholders will be present at the Special Meeting if the holders of at least a majority of the outstanding shares of the Common Stock are present either in person or by proxy. Therefore, shareholders are urged to complete and return the enclosed proxy card whether or not they are planning to attend the Special Meeting.

     If voting by proxy with respect to the election of Directors, shareholders may vote in favour of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to each other proposal that comes before the shareholders at the Special Meeting, shareholders may vote FOR the proposal, vote AGAINST the proposal or ABSTAIN from voting with respect to the proposal.



     Assuming a quorum is Present: the affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Special Meeting and entitled to vote will be required to act with respect to the election of Directors; and the affirmative vote of a majority of the shares of Common Stock represented at the Special Meeting and entitled to vote will be required to act on all other proposals that come before the Special Meeting. Abstentions will be included in the determination of the number of shares of Common Stock present at the meeting for quorum purposes Abstentions will not be counted, however, in the tabulations of votes cast on proposals presented to shareholders.

     A proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained thereon. If no specific instructions are indicated on the proxy:

(a)  the shares represented thereby will be voted FOR:

      (i)   the election of the persons nominated herein as directors; and
      (ii) the creation of an Audit Committee of the Company's Board of Directors; and
      (iii) the ratification of the Board of Directors' selection of Earl M. Cohen, C.P.A., as the Company's Independent Auditor for the fiscal year ending March 31, 2003; and
      (iv) for a proposal to transfer to a wholly owned subsidiary of the Company all of the Company's assets; and
      (v) for a proposal to acquire all or a majority of the stock of Crown Medical Systems Inc., and
      (vi) for a proposal to convert all or part of the debt of Macwin Investments Inc. into shares of the Company; and
      (vii) for a proposal to issue shares in the Company as compensation to various persons or Corporations for services rendered to the Company and issue shares in the Company to Investors; and
      (viii)for a proposal to provide a contract to Macwin Investments Inc. ("Macwin) to provide the Company with Corporate Governance Services and to issue to Macwin shares in the Company as payment therefore.

(b) the proxy will authorize the shares represented thereby to be voted upon such other business as properly may come before the Special Meeting, as determined, with respect to any such event, by the persons named in the accompanying forms of proxy in accordance with their best judgment.

     Each member of the Board of Directors has indicated that he intends to vote FOR:

      (i)   the election of the persons nominated herein as directors; and
      (ii) the creation of an Audit Committee of the Company's Board of Directors; and
      (iii) the ratification of the Board of Directors' selection of Earl Cohen , C.P.A. , as the Company's independent auditor for the fiscal year ending March 31, 2003.
      (iv) for a proposal to transfer to a wholly owned subsidiary of the Company all of the Company's assets ;and
      (v) for a proposal to acquire all or a majority of the stock of Crown Medical Systems; and
      (vi) for a proposal to convert all or part of the debt of Macwin Investments Inc. into shares of the Company ; and

      (vii) for a proposal to issue shares in the Company as compensation to various persons or Corporations for services rendered to the Company; and
      (viii)for a proposal to provide a contract to Macwin Investments Inc. ("Macwin) to provide the Company with Corporate Governance Services and to issue to Macwin shares in the Company as payment therefore.

     If a quorum is not present at the time that the Special Meeting is convened, or if for any other reason the Board of Directors believes that additional time should be allowed for the solicitation of proxies, the Company may postpone or adjourn the Special Meeting with or without a vote of the shareholders. If the Company proposes to postpone or adjourn the Special Meeting by a vote of the Shareholders, the persons named in the accompanying form of proxy will vote all shares of Common Stock for which they have voting authority in favour of such postponement or adjournment, as the case may be.

     Each proxy granted may be revoked by the person granting it at any time:

      (i) by giving written notice to such effect to the Secretary of the Company;
      (ii)  by execution and delivery of a proxy bearing a later date; or
      (iii) by attendance and voting in person at the Special Meeting; except as to any matter upon which, prior to revocation, a vote shall have been cast at the Special Meeting pursuant to the authority conferred by such proxy. The mere presence at the Special Meeting of a person appointing a proxy does not revoke the appointment.

     The Company will bear the cost of the Special Meeting and the cost of soliciting these proxies, including the cost of preparing, printing, handling and mailing the proxy materials. The Company will request brokerage houses, banking institutions and other custodians, nominees and fiduciaries to forward the proxy materials to the beneficial owners of the shares of Common Stock and will reimburse them for their reasonable expense incurred in connection therewith.

     In addition to solicitation by mail, certain officers, directors, regular employees and other representatives of the Company may solicit proxies by telephone, facsimile, in person or otherwise. These persons will receive no extra compensation for such services.

     No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy from any person in any jurisdiction with respect to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

     The following table provides information as of August 01, 2002 as to the ownership of voting securities of the Company by:

      (i) each person known by the Company to be the beneficial owner of five percent or more of the Common Stock respectively;
      (ii)  each director and nominee for election as a director of the Company;
      (iii) each of the Company's executive officers; and
      (iv) all directors, nominees for election as director and executive officers of the Company as a group.




                                 COMMON STOCK
                                 ------------

          Name and               Amount and
          Address of             Nature of
Title of  Beneficial             Beneficial    Percentage
Class     Owner                  Owner         of Class
----------------------------------------------------------
Common    Brigand Capital Corp.    500,300          17.23
          120 Adelaide St. W.,
          Toronto, Ontario
          M5H 1T1



Common    Greatway Global        2,000,000          68.87
          Communications Corp.
          80 Richmond St. W.,
          Toronto, Ontario
          M5H 2A4

TOTAL                            2,500,300          86.10


(1) Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially held by them, subject to community property laws where applicable.


            DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES
            -------------------------------------------------------

     Our current executive officers and directors and their ages and positions as of August 01, 2002 are as follows:

Name,  Municipality  of Residence   Age   Length  of  Service
---------------------------------   ---   --------------------------
Alex  Kennedy                       67    Appointed  as  Director  and
Toronto, Ontario                          Secretary,Since April 22,2000


Alan  Irwin                               Appointed  Director
Toronto, Ontario                   59     Since  April  22, 2000
                                          Appointed President Since
                                          May 13 , 2002

     Directors of the Company are elected annually to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Executive officers are appointed by, and serve at the discretion of, the Board of Directors for a term beginning after the first regular meeting of the Board of Directors following the annual meeting of shareholders and until their respective successors are duly appointed and qualified.

     Certain information regarding the business experience and other directorships of each of the persons named in the table on the preceding page of the Proxy Statement is as follows:


ALEX  KENNEDY  is the Secretary and a Director of the Company. Within the past 5
-------------
years he has been involved with RDG Minerals Inc., Mining ) ,and TTLN - Total Entertainment Inc.( Internet Entertainment). He brings extensive background in the retail-merchandising field. Where he was CEO of 2 national retail companies in Canada. He is a Director for Ashurst Technologies Ltd.(listed on the Toronto Stock Exchange ) and NETFORFUN.com Inc. ( a Canadian public Company seeking a listing on CDNX). Mr. Kennedy is available upon request to the Company to advise on General Management issues such as Marketing and Relations with industry participants.

ALAN  IRWIN, B.A., LL.B. is a Director and President of the Company. In 1995 and
-----------
1996 he was the Director and President of Typhon Industries Ltd., a public company in recreation and entertainment. Since 1997 he has been the developer of Greatway Global Communications Corp. in product and business. He brings with him expertise in new business development, mergers and acquisitions, divestitures and various financing arrangements for both publicly held and private company's. Mr. Irwin is the Chief Operating Person, President and a Director of the Company and provides Management services as a representative of Macwin Investments, Inc.


                PROPOSALS TO BE ACTED UPON AT THE SPECIAL MEETING

                              ELECTION OF DIRECTORS
                         (PROPOSAL 1 ON THE PROXY FORM)


NOMINEES:

    The By-Laws provide that the Board of Directors is to consist of five (5) or any lesser number if so elected by the shareholders.

     Any or all of the nominees maybe appointed to the Board of Directors for terms up to five years.

     Proxies cannot be voted for a greater number of persons than the number of nominees. Information concerning each of the nominees is set forth in this Proxy Statement.

     Each of the nominees has indicated that he is able and willing to serve as director. In the event that any of such persons is unable or unwilling to continue to be available for election, the persons named in the accompanying form of proxy will have discretionary power both to vote for a substitute and to vote or withhold their vote for any additional nominees named by shareholders. There are no circumstances presently known to the Board of Directors which would render any of the following person unable or unwilling to continue to serve as a director, if elected. The election of directors requires the affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Special Meeting and entitled to vote.


NOMINEES TO THE BOARD OF DIRECTORS ONLY UPON THE COMPANY COMPLETING ITS ACQUISITION AS SET FORTH HEREINAFTER IN PROPOSAL 3:

JERRY WAYT - 1989 to present; owner and President of Mid-Atlantic Travel Corp., a network of licensee travel agents. One of the founders of CMS and a past president and CEO of Regional banks.

BRIAN KNIGHT - Founder of CMS and self employed consultant to the medical services sector. 1996 to 1998 President of Medex Products and Systems Inc. 1993 to 1996 V.P of Marketing Meditech.

FRASER  CURRAH - 1960 - 1976 Founder and Principal in Currah Agri-Business, 1976
-  1996  Principal  in  Tall  Tress  leasing, Plowboy Resources Inc. and Stormor
Corporation, 1997 Director of Cantex Energy Inc., 1998 Principal in Dharmony Capital Limited , Bermuda , Trade Consulting.


NOMINEES TO THE BOARD OF DIRECTORS IN ANY EVENT:

Alan Irwin       -  current Director
Alex Kennedy     -  current Director

     In determining whether a nominee for Director has received the requisite number of affirmative votes, abstentions will be counted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE-NAMED NOMINEES.


                          CREATION OF AUDIT COMMITTEE
                         (PROPOSAL 2 ON THE PROXY FORM)

    The Company or its Directors or Officers shall be authorized to create an Audit Committee of the Board of Directors having at least two members and the majority of which should be non management and if necessary to enact a By-Law of the Company creating such a Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

                       APPOINTMENT OF INDEPENDENT AUDITOR
                         (PROPOSAL 3 ON THE PROXY FORM)

     Board of Directors has selected, subject to the ratification by the shareholders of the Company at the Special Meeting, Earl M Cohen, C.P.A, as the independent auditor of the Company to audit the Company's financial statements for its fiscal year ending March 31, 2003. Earl M Cohen has served as the independent auditor for the Company since 2000 and does not have any direct financial interest or any material indirect financial interest in the Company. Assuming a quorum is present, the affirmative vote by the holders of a majority of the shares represented at the Special Meeting will be required to ratify the selection of Earl M Cohen , C.P.A., as the Company's independent auditor for the fiscal year ending March 31,2003.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.



                         DISPOSITION OF ALL ASSETS
                      ( PROPOSAL 4 ON THE PROXY FORM )

    The Company or its Directors or Officers shall be authorized to approve the Company transferring all of its technology assets, business model and relationships to a wholly owned subsidiary of the Company ("Sub") or a new corporate entity ("Newco"). In consideration for this asset transfer, Sub or Newco will issue 2,903,900 newly issued shares of common stock in Sub or Newco to the current shareholders of the Company in the same numbers and proportions as the shareholders in the Company presently own their shares. Sub's or Newco's shares are distributed , as a stock dividend , on a pro rata basis to all of the shareholders of the Company.

   Neither  Sub  nor  Newco  will  have  any  assets,  revenue  or  operations.

   The  Company's  assets  and business model and plans are described in Part 1,
Item 1 and Item 6 of the Company's 10KSB filing included herewith and which includes the Company's Financial Statements for the year ending 31 March, 2002.

   This transaction, called a Spin-Off, is to be completed in accordance with the U.S. Securities and Exchange Commission Rules and Regulations and The Securities Act of 1933.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 4.



                  ACQUISITION OF CROWN MEDICAL SYSTEMS INC. ( CMS )
                        ( PROPOSAL 5 ON THE PROXY FORM )

     The Company or its directors or officers shall be authorized to acquire all or a majority of the common shares of CMS an entity formed in the United States, to provide for physicians an integrated system for electronic practice management, patient records and billing. The consideration for the acquisition will be the issuance of up to 20,000,000 shares of the common stock of the

Company. These shares will be issued to the former shareholders of CMS and may be held in escrow by persons selected by the directors or officers of the Company and shall be selected from among current officers or directors of the Company or CMS or director nominees named herein. Escrow terms may include restrictions on voting and disposition of the shares until CMS retained earnings exceed $1,200,000.

    The Board of Directors is valuing the transaction between $10,000,000 and $15,000,000 based upon CMS' estimated earnings of approximately $1,500,000 before the end of the second year of operation and applying a multiple thereon of 8 to 10.

    CMS presently has "contract" management with its principals and other service providers and is an early stage Company with annual revenues of less than $200,000. All required services and functions are provided to CMS on a contract basis.

    Key Management personnel of CMS are Brian Knight and Jerry Wayt as previously outlined herein as Director nominees. James Sterling provides technical knowledge to CMS and has 20 years experience with Physician Office Programs.



    CMS plans to market its service or programs and process to physicians, principally in stand alone clinics through its network of a planned 100 licencees and their anticipated approximately 1,000 local representatives. These contacts for Crown's services are further enhanced by Crown's reference or referral relationships with various medical associations.

    The Company may acquire 100% or a majority of the stock of CMS as a foresaid by CMS first merging with a wholly owned subsidiary of the Company .

     CMS BACKGROUND: CMS is a Delaware Corporation and is based in El Paso, Texas. CMS sells through a system of licensees and their representatives to physicians a system of integrated electronic practice management, patient records, billing and eventually, medical supplies ordering. CMS will also provide training as well as ongoing maintenance to its physician clients through its representatives, backed up by a national network of technical representatives, organized and lead by Jim Sterling, a person having 25 years experience in supporting, at a National level, Physician offices. When the U.S. Health Insurance Portability and Accountability Act, 1996, ( HIPAA) mandated all physicians in the U.S. to become electronically reporting by October 2002, (in some instances extensions have been granted). CMS decided to market the necessary software for billing as part of CMS' fully integrated system. While investigating this need CMS became aware of the demand for Clinical Electronic Data Storage, particularly since a small proportion of physicians in the United States presently have this electronic ability.

    CMS PROGRAMS PROCESS: CMS selected program processes are able to be completely tailored to the type of practice wherein it is used - making the data collected all the more useful. CMS' use of Concept Processor artificial intelligence software enables each physician to create a database of patient cases in which every word, deduction, and conclusion is a result of his or her experience. CMS selected program process allows the physician to utilize their unique experience when treating patients. CMS has entered into an agreement with Praxis, Electronic Medical Record (EMR) system, presently used in many of the nation's hospitals, to install this electronic data storage in the nation's stand alone clinics. CMS' marketing target for it's integrated electronic system is the small (1 to 4) physician clinics.

   DEMOGRAPHIC DATA CONVERSION: Most physicians have extensive databases of demographic information in their existing Practice management (Billing and Scheduling) systems and that re-keying this information is time consuming. CMS has entered into a relationship with Easy Business Software, the developer of the X-Link suite of bi-directional Electronic Medical Record to Practice Management interfaces, enabling the downloading of stored information into the CMS/Praxis database at the time of initial installation.

   CMS SERVER: CMS plans to provide a server containing its own configuration of components and software designed to link various desktops and hardware and software within a clinic.

   HOUSE ACCOUNT SALES SUPPORT: CMS has embarked upon a process whereby they are helping to arrange populace empowering grants from Government for Medical Associations to enhance their working relationship with their demographics as will as establishing meaningful data as it relates to the statistical well being of their patients. The culmination of such grants enables CMS to install the appropriate equipment, programs and interlinking sites, on a fully paid revenue for services rendered basis; additionally allowing a continuing service contract for CMS. Some of these house accounts may be separately funded as aforesaid however CMS principal marketing focus is on its licensee and representatives system.



   HOSPITAL ZONE PROJECTS: In establishing a link (wireless) between the hospitals and user physicians CMS is able to install its full program processes in the participating physicians clinics and the relative hospitals.
All installations in this field are handled by the CMS Technical Centre from El Paso, Texas with technical and servicing follow-up by CMS Licensees and Representatives in their respective areas.

   CUSTOM WIDE AREA NETWORKS: This service is provided by CMS for customer groups requiring system wide closed email, patient record sharing, or shared data services for multiple physician services (i.e. drug studies). All equipment provided within each facility will be set up using encryption of all data including wireless applications. Internal security at this time is provided via Proxim access points, PCI cards and antennas.

   COMPETITION: Management of CMS is not aware of another Medical Systems Manager program that deploys local Representatives calling on local physicians. The others are through Regional offices, multi-program software retailers or web based downloads. WebMD is a well known supplier who utilizes all the aforementioned sales methods for their Medical Management System, ULTIA, and Document Management; none of which is a localized, direct sales to the physician.

   Lytec and Medisoft (now combined) have sold 210,000 Practice Management Systems in the USA and have now asked CMS, using X-LINK to interface with their systems and utilize Praxis EMR data storage for their former clients. CMS will now sell their portion of the CMS Program Process and service these clinics on a continuing basis.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 5


                           CONVERSION OF DEBT
                    ( PROPOSAL 6 ON THE PROXY FORM )

     The Company or its Directors shall be authorized to convert all or part of Macwin Investments Inc.'s debt into shares in the Company at a price of between $0.20 and $0.30 per share . The Directors support this conversion as a measure to conserve monies better applied to the operations of the Company.
For the relationship of Macwin to the Company please refer to the 10K attached and as otherwise described herein

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 6.


                     ISSUANCE OF SHARES FOR COMPENSATION
                        ( PROPOSAL 7 ON THE PROXY )

The Company or its Directors or Officers shall be authorized to issue up to a total of 5,000,000 shares in the Company to persons or Corporations as compensation for services rendered to the Company and shall be authorized to issue upto a total of 4,000,000 shares in the Company to Investors at prices upto $0.50 per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 7.




                          CORPORATE GOVERNANCE CONTRACT
                    WITH MACWIN INVESTMENTS INC. ("MACWIN")
                            (PROPOSAL 8 ON THE PROXY)

     The Company or its Directors or Officers shall be authorized to contract with Macwin for Corporate Governance Services to be provided to the Company for term of not more than five years and to issue annually to Macwin upto 1,500,000 shares in the Company as payment for such services as well as such other compensation as the Directors may authorize. These services shall include Regulatory Compliance, general advice and assistance with planning and budgeting. Macwin is solely owned by Lorna Irwin, spouse of Alan Irwin, President and Director of the Company. Macwin is the controlling shareholder of Greatway Global Communications Corp., shareholder of the Company. Macwin may retain the services of Alex Kennedy Director of the Company and Fraser Currah, nominee for Director of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 8.


               SHAREHOLDERS PROPOSALS FOR THE SPECIAL MEETING
               ----------------------------------------------

     A shareholder who desires to include a proposal in the proxy material relating to the special meeting of shareholders of the Company must submit the same in writing, so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before 22nd August, 2002, for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposal must also meet other requirements of the Securities and Exchange Commission relating to shareholder proposals required to be included in the Company's proxy statement.

                                  OTHER MATTERS
                                  -------------

     The Board of Directors does not know of any other business to be presented for consideration at the Special Meeting. If other matters properly come before the Special Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

     The Company will furnish, without charge, to each person whose proxy is being solicited, upon request, a copy of its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002 as filed with the SEC, including the financial statements, notes to the financial statements and the financial schedules contained therein. Copies of any exhibits to the 2002 Form 10-KSB will also be furnished to any such shareholder upon the payment of a reasonable duplicating charge. Requests for copies of any such materials should be directed to: Alan Irwin
                           80 Richmond St. W., Suite 1604
                           Toronto , Ontario M5H 2A4
                           (416) 866-8213

01 August, 2002                        BY ORDER OF THE BOARD OF DIRECTORS

                                       By: /s/ Alan Irwin
                                         --------------------
                                       ALAN IRWIN , PRESIDENT




                            CROWN INTERNATIONAL INC.

                                  FORM OF PROXY

      THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CROWN INTERNATIONAL, INC.

     The  undersigned  hereby appoints _________________________  , and each of  them,  with  full  power  of  substitution,  the  proxy  or  proxies  of the
undersigned  to  vote  all  shares  of Common Stock   of Crown International ,
Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at 80 Richmond St West , Suite 1604 , Toronto , Ontario at 12:00 p.m., local time on Friday, August 23rd, 2002, or at any postponement, adjournment or adjournments thereof (the "Special Meeting"), with the same force and effect as the undersigned might or could do if personally present.

     This proxy form, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

    IF NO DIRECTION IS GIVEN, THIS PROXY  FORM  WILL  BE VOTED FOR ALL OF THE
NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 , 3 , 4 , 5, 6, 7 and 8   AND
WILL GRANT THE PROXYHOLDERS DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE SPECIAL MEETING.


COMPANY  PROPOSAL  NUMBER 1:  TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF
----------------------------
DIRECTORS, EACH FOR A TERM OF ONE YEAR AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED:

Jerry Wayt
Brian Knight
Fraser Currah
Alex Kennedy
Alan Irwin

[   ] FOR all nominees
[   ] AGAINST all nominees
[   ] FOR all nominees except the following nominee(s)


-----------------------------------------

-----------------------------------------

COMPANY PROPOSAL NUMBER 2:  CREATION OF AUDIT COMMITTEE
--------------------------

[   ]  FOR
[   ]  AGAINST
[   ]  ABSTAIN


COMPANY PROPOSAL NUMBER 3:  APPOINTMENT OF INDEPENDENT AUDITOR
--------------------------

[   ]  FOR
[   ]  AGAINST
[   ]  ABSTAIN

COMPANY PROPOSAL NUMBER 4:  DISPOSITION OF ALL ASSETS
--------------------------

[   ]  FOR
[   ]  AGAINST
[   ]  ABSTAIN


COMPANY PROPOSAL NUMBER 5:  ACQUISITION OF CROWN MEDICAL SYSTEMS INC. ( CMS )
--------------------------
[   ]  FOR
[   ]  AGAINST
[   ]  ABSTAIN


COMPANY PROPOSAL NUMBER 6:  CONVERSION OF DEBT
--------------------------

[   ]  FOR
[   ]  AGAINST
[   ]  ABSTAIN


COMPANY PROPOSAL NUMBER 7:  ISSUANCE OF SHARES FOR COMPENSATION
--------------------------
[   ]  FOR
[   ]  AGAINST
[   ]  ABSTAIN


COMPANY PROPOSAL NUMBER 8:  CORPORATE GOVERNANCE CONTRACT WITH MACWIN
--------------------------
                        INVESTMENTS INC. ("MACWIN")
[   ]  FOR
[   ]  AGAINST
[   ]  ABSTAIN


IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE SPECIAL MEETING.


     The undersigned hereby acknowledges prior receipt of a copy of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated August 1, 2002, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person.

                             Date:
                                  ---------------------------


                             --------------------------------
                             Print  Name  of  Shareholder  or
                             Authorized Representative

                             --------------------------------
                             Signature  of  Shareholder  or
                             Authorized Representative

      Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized signatory.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY. IF YOU RECEIVE MORE THAN ONE PROXY, PLEASE SIGN AND RETURN ALL PROXIES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL NUMBER 1 AND FOR PROPOSALS NUMBERS 2, 3, 4, 5, 6, 7 AND 8.